UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934.

Date of Report:   (Date of Earliest Event Reported) October 26, 2017 (October 25, 2017)

PANHANDLE OIL AND GAS INC.

(Exact name of registrant as specified in its charter)

OKLAHOMA	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5400 North Grand Blvd.,
Suite 300
Oklahoma City, OK		73112
(Address of principal executive offices)		(Zip code)

(405) 948-1560
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

________________________________________________________________________

ITEM 1.01    Enter Into A Material Definitive Agreement

Effective October 25, 2017, Panhandle Oil and Gas Inc. (the “Company”) has amended its bank credit facility with Bank of Oklahoma (who also is the administrative agent), MidFirst Bank, BancFirst and Amarillo National Bank. The Company’s revolving loan remains at $200,000,000 with a borrowing base of $80,000,000.  The Company is required to mortgage not less than 80% of the total value of its proved, developed and producing properties limited to “well bores” only and the maturity date has been extended from November 30, 2018, to November 30, 2022.

ITEM 9.01   Financial Statements and Exhibits

(d)  Exhibits

Exhibit

Number  Description

99.1	Fourth Amendment to Amended and Restated Credit Agreement and Joinder, dated October 25, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANHANDLE OIL AND GAS INC.

		By:	/s/ Paul F. Blanchard Jr.
Paul F. Blanchard Jr.,
President and CEO

DATE:	October 26, 2017